Prospectus Supplement
John Hancock Capital Series
John Hancock Classic Value Fund (the fund)
Supplement dated June 3, 2024 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
As of July 1, 2024 (the Effective Date), Daniel L. Babkes will be added as a portfolio manager of the fund. As of the Effective Date, John J. Flynn, Richard S. Pzena, and Benjamin S. Silver, CFA, will continue to serve as portfolio managers of the fund, and together with Daniel L. Babkes, will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of the Effective Date, the following will be added to the fund’s portfolio manager information under the heading “Portfolio management”:
Daniel L. Babkes
Principal and Portfolio Manager
Managed the fund since 2024
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.
Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of
The Manufacturers Life Insurance Company and are used by its affiliates under license.